UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of report (Date of earliest event reported): January 30, 2006

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-27943                 11-3386214
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)



          125 Wilbur Place, Suite 120                         11716
               Bohemia, New York                            (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c)) -

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Item 1.01.  Entry into a Material Definitive Agreement.


     On January 30, 2006, Advanced BioPhotonics Inc. (f/k/a OmniCorder Technologies, Inc.) (the "Company") entered into a settlement agreement and mutual release ("Settlement Agreement") with Lockheed Martin Corporation (f/k/a Lockheed Martin Vought Systems) ("Lockheed"). The Settlement Agreement
terminates the Exclusive License Agreement concerning Enhanced Quantum Well Infrared Photodetector technology the Company and Lockheed entered into on September 29, 1998 ("License Agreement") and Definitive Contract No. 6249801 concerning the fabrication of Focal Plan Arrays that the Company and Lockheed entered into on June 24, 1998 (the "Definitive Contract"). Under the terms of the Settlement Agreement the Company agreed to pay a one-time, fully paid up license fee of Two Hundred Twenty-Five Thousand Dollars ($225,000) to Lockheed and the Company also agreed to issue Five Hundred Thousand (500,000) warrants to Lockheed, with each such warrant entitling Lockheed to purchase from the Company, at any time prior to the expiration date (as defined below), one share of the Company's common stock for $0.65 per share; such warrants shall expire on December 28, 2015 ("Expiration Date"). In consideration for this settlement payment, Lockheed has agreed to release the Company and terminate all prior agreements and understandings between Lockheed and the Company, including but not limited to any and all claims which relate to, arise from, or are in any manner connected to: (i) the License Agreement; (ii) the Definitive Contract; or
(iii) any claimed license fees or other monetary consideration, whether accrued or not. In addition, the Company agreed to cease using any of the EQWIP technology that was the subject of the patents referenced in the License Agreement.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANCED BIOPHOTONICS INC.


Date:   February 3, 2006              By:   /s/ Denis A. O'Connor
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                                           Denis A. O'Connor
                                           President and Chief Executive Officer